EXHIBIT 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 21, 1997 included in Asahi/America, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                  /s/ ARTHUR ANDERSEN LLP
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Boston, Massachusetts
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January 20, 1998